SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported): June 19,  2002

ARIAD PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21696	22-3106987

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 LANDSDOWNE STREET
CAMBRIDGE, MASSACHUSETTS 02139
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:
(617) 494-0400

   ITEM 5.   OTHER EVENTS

On June 19, 2002, the Registrant disseminated a Press Release announcing the appointment of four new Directors to its Board of Directors and the resignation of one existing Director, resulting in the Registrant now having ten Directors, eight of whom are independent.

The information contained in the Press Release dated June 19, 2002 is incorporated herein by reference and attached as Exhibit 99.1 hereto.

   ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

99.1 The Registrant's Press Release dated June 19, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARIAD PHARMACEUTICALS, INC.

By:	/s/ Edward M. Fitzgerald Edward M. Fitzgerald Senior Vice President and Chief Financial Officer

Date: June 19,  2002

EXHIBIT INDEX

Exhibit
Number	Description	Sequential Page Number

99.1	The Registrant's Press Release dated June 19, 2002.	4

3